Exhibit 99.1

FOR IMMEDIATE RELEASE

O’REILLY AUTOMOTIVE, INC. ANNOUNCES DATES FOR ITS

FOURTH QUARTER AND FULL-YEAR 2025 EARNINGS RELEASE AND CONFERENCE CALL

●	Earnings Release Date – Wednesday, February 4, 2026, after 3:30 p.m. Central Time
●	Conference Call Date – Thursday, February 5, 2026, at 10:00 a.m. Central Time

Springfield, MO, January 2, 2026 – O’Reilly Automotive, Inc. (the “Company” or “O’Reilly”) (Nasdaq: ORLY), a leading retailer in the automotive aftermarket industry, announces the release date for its fourth quarter and full-year 2025 results as Wednesday, February 4, 2026, with a conference call to follow on Thursday, February 5, 2026.

The Company’s fourth quarter and full-year 2025 results will be released after 3:30 p.m. Central Time on Wednesday, February 4, 2026, and can be viewed, at that time, on the Company’s website at www.OReillyAuto.com by clicking on “Investor Relations.”

Investors are invited to listen to the Company’s conference call discussing the financial results for the fourth quarter and full-year 2025, on Thursday, February 5, 2026, at 10:00 a.m. Central Time, via webcast on the Company’s website at www.OReillyAuto.com by clicking on “Investor Relations.”  Interested analysts are invited to join the call.  The dial-in number for the call is (888) 506-0062 and the conference call identification number is 873967.  A replay of the conference call will be available on the Company’s website through February 4, 2027.

About O’Reilly Automotive, Inc.

O’Reilly Automotive, Inc. was founded in 1957 by the O’Reilly family and is one of the largest specialty retailers of automotive aftermarket parts, tools, supplies, equipment, and accessories in the United States, serving both the do-it-yourself and professional service provider markets.  Visit the Company’s website at www.OReillyAuto.com for additional information about O’Reilly, including access to online shopping and current promotions, store locations, hours and services, employment opportunities, and other programs.  As of September 30, 2025, the Company operated 6,538 stores across 48 U.S. states, Puerto Rico, Mexico, and Canada.

For further information contact:	Investor Relations Contacts
Leslie Skorick (417) 874-7142
Eric Bird (417) 868-4259

Media Contact
Sonya Cox (417) 829-5709